UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

___________

Date of Report (Date of earliest event reported):

November 22, 2013

__________

BG STAFFING, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	333-191683 (Commission File Number)	26-0656684 (I.R.S. Employer Identification Number)

5000 Legacy Drive, Suite 350

Plano, Texas 75024

(Address of principal executive offices, including zip code)

(972) 692-2400

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On November 22, 2013, the Audit Committee of the Board of Directors of BG Staffing, Inc. (the “Company”) decided to dismiss Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm, effective immediately, and to engage Whitley Penn LLP (“Whitley Penn”) effective November 25, 2013 as the Company’s independent registered public accounting firm commencing with the audit for the fiscal year ending December 29, 2013.

During the fiscal years ended December 25, 2011 (the “2011 Fiscal Year”) and December 30, 2012 (the “2012 Fiscal Year”) and the period from the end of the 2012 Fiscal Year through November 22, 2013, there were no (i) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) between the Company and Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to Grant Thornton’s satisfaction, would have caused it to make reference to the subject matter of the disagreements in conjunction with its report on the Company’s consolidated financial statements for the relevant year, or (ii) reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

Grant Thornton’s audit reports on the Company’s consolidated financial statements for the 2011 Fiscal Year and the 2012 Fiscal Year did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

The Company has provided Grant Thornton with a copy of the disclosures it is making in this Form 8-K and has requested that Grant Thornton furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of Grant Thornton’s letter, dated November 27, 2013, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the 2011 Fiscal Year, the 2012 Fiscal Year and the period following the end of the 2012 Fiscal Year and ending immediately prior to the engagement of Whitley Penn, neither the Company, nor anyone on behalf of the Company, consulted with Whitley Penn regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided by Whitley Penn to the Company that Whitley Penn concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of either a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter from Grant Thornton LLP to Securities and Exchange Commission, dated November 27, 2013

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BG STAFFING, INC.

Date: November 27, 2013	/s/ L. Allen Baker, Jr.
L. Allen Baker, Jr.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from Grant Thornton LLP to Securities and Exchange Commission, dated November 27, 2013